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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                               Distribution Date: 5/15/2000
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(i)   Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                             0.00
             Class B Principal Payment                             0.00
             Class C Principal Payment                             0.00
                       Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                             0.00
             Class B Principal Payment                             0.00
             Class C Principal Payment                             0.00
                       Total

(ii)  Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement             4,717,500.00
             Class B Note Interest Requirement               279,708.54
             Class C Note Interest Requirement               372,333.27
                       Total                               5,369,541.81

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                  5.55000
             Class B Note Interest Requirement                  5.79167
             Class C Note Interest Requirement                  5.50667

(iii) Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                 850,000,000
             Class B Note Principal Balance                  48,295,000
             Class C Note Principal Balance                  67,615,000

(iv)  Amount on deposit in Owner Trust Spread Account     14,488,650.00

(v)   Required Owner Trust Spread Account Amount          14,488,650.00



                                             By:
                                                    ----------------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President


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